Exhibit 10.6

DEED OF INDEMNITY RIGHTS

This Deed of Indemnity Rights, dated as of December 16, 2022 (this “Agreement”), is by and between MariaDB plc, an Irish public limited company (formerly known as Mangomill plc, “Irish Holdco”), and the undersigned director or officer of Angel Pond Holdings Corporation, a Cayman Islands exempted company (“APHC”).

WHEREAS, on January 31, 2022, APHC, Irish Holdco, Meridian MergerSub Inc., a Cayman Islands exempted company and wholly owned subsidiary of Irish Holdco (“Merger Sub”), and MariaDB Corporation Ab, a Finnish private limited liability company (“MariaDB”), entered into a Business Combination Agreement (as amended, the “Business Combination Agreement”), which provides for, among other things, (i) the merger of Merger Sub with and into APHC, with APHC continuing as the surviving corporation and shareholders of APHC ordinary shares receiving shares of capital in Irish Holdco as consideration, and (ii) the merger of MariaDB with and into Irish Holdco, with Irish Holdco continuing as the surviving corporation and shareholders of MariaDB receiving shares of capital in Irish Holdco as consideration. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Business Combination Agreement.

WHEREAS, Section 7.11(a) of the Business Combination Agreement provides, among other things, that from and after the Merger Effective Time, Irish Holdco shall to the fullest extent permitted under applicable Law indemnify and hold harmless each current and former director, officer, and manager, and, to the extent authorized under the applicable D&O Provisions, each employee, agent and representative of each Party (collectively, with such Person’s heirs, executors or administrators, the “Indemnified Persons”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Merger Effective Time, whether asserted or claimed prior to, at or after the Merger Effective Time, to the fullest extent that each Party, as the case may be, would have been permitted under applicable Law, such Party’s Governing Documents as in effect as of the date of the Business Combination Agreement or any director indemnification agreement or employment agreement in effect on the date of the Business Combination Agreement to indemnify such Indemnified Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law).

NOW, THEREFORE the parties hereto agree as follows:

From and after the Merger Effective Time, Irish Holdco shall to the fullest extent permitted under applicable Law indemnify and hold harmless the undersigned Indemnified Person against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Merger Effective Time, whether asserted or claimed prior to, at or after the Merger Effective Time, to the fullest extent that APHC would have been required or permitted under applicable Law, APHC’s Governing Documents as in effect as of the date of the Business Combination Agreement or any indemnification agreement or employment agreement in effect on the date of the Business Combination Agreement to indemnify such Indemnified Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law), in each case in accordance with any procedures applicable thereto. Without limiting the foregoing, beginning on the Closing Date and continuing until the sixth (6th) anniversary of the Closing Date, Irish Holdco (i) shall maintain in effect all rights to indemnification, advancement of expenses, exculpation and other limitations on Liability to the extent provided in APHC’s Governing Documents as in effect as of the date of the Business Combination Agreement (“D&O Provisions”) in favor of the undersigned Indemnified Person, and (ii) shall not amend, repeal or modify in a manner adverse to the beneficiary thereof any provision in the D&O Provisions as it relates to the undersigned Indemnified Person, in each case relating to a state of facts existing prior to Closing, without the written consent of the undersigned Indemnified Person or as otherwise required by applicable Law. In the event that Irish Holdco or any of its successors or assigns consolidates with or merges into any other Person and is not the continuing or surviving entity or entity of such consolidation or merger or transfers or conveys all or substantially all its properties and assets to any Person, Irish Holdco shall cause proper provisions to be made so that the successors and assigns of Irish Holdco assume the obligations set forth in this Agreement.

Governing Law; Waiver of Jury Trial; Jurisdiction. The Law of the State of Delaware shall govern all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and the negotiation, execution or performance of this Agreement and any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware subject to the mandatory Finnish or Irish Law governing the Merger and the CDTs as is specially referred to in the Business Combination Agreement and subject to the Cayman Islands Companies Act which shall govern the Domestication Merger. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. Each of the Parties submits to the exclusive jurisdiction of first, the Court of Chancery of the State of Delaware or if such court declines jurisdiction, then to any court of the State of Delaware or the Federal District Court for the District of Delaware, in any proceeding arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement, agrees that all claims in respect of the proceeding shall be heard and determined in any such court and agrees not to bring any proceeding arising out of or relating to this Agreement in any other courts. Nothing in this section, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity. Each Party agrees that a final judgment in any proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

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IN WITNESS WHEREOF, the parties hereto have caused this Deed of Indemnity Rights to be executed as a Deed as of the date first set forth above.

SIGNED AND DELIVERED
for and on behalf of and as the deed of	Signature of attorney
MARIADB PLC
by its lawfully appointed attorney
THEODORE WANG
in the presence of:	Print name of attorney

Signature of witness

Name of witness

Address of witness

Occupation of witness

INDEMNIFIED PERSON

Name:

[Signature Page to Deed of Indemnity Rights Agreement]